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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 2, 2001


                            EXXON MOBIL CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)


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        New Jersey                      1-2256                  13-5409005
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)
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       5959 Las Colinas Boulevard
             Irving, Texas                                     75039-2298
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(Address of Principal Executive Offices)                       (Zip Code)
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                                 (972) 444-1000
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              (Registrant's telephone number, including area code)



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         (Former Name or Former Address, if Changed Since Last Report)

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     ITEM 9.  Regulation FD Disclosure

     Exxon Mobil Corporation makes a wide variety of information regarding the company and strategic issues available to our shareholders and to other interested parties.

Following is a list of some of the reports provided by ExxonMobil.

 .    The 2000 Annual Report on Form 10-K was filed with the Securities and
     Exchange Commission (SEC) on March 28, 2001. It may be viewed on the Internet at www.exxonmobil.com.

 .    The 2000 Summary Annual Report describes ExxonMobil's businesses and strategies and includes a summary of recent financial and operating results. It is expected to be available on the Internet at www.exxonmobil.com on April 9, 2001 and is expected to be mailed to shareholders beginning April 18, 2001.

 .    The Proxy Statement for the 2001 Annual Meeting is expected to be mailed to shareholders beginning on April 18, 2001, and will also be available on the Internet at www.exxonmobil.com.

 .    The 2000 Financial and Operating Review provides a detailed description of
     ExxonMobil's businesses and strategies, additional data on historical performance, and information on projects and developments that could impact future results. It is expected to be available on the Internet at www.exxonmobil.com on April 9, 2001.

 .    The Safety, Health and Environment Progress Report 2001 provides examples of how the individual efforts of employees demonstrate the company's commitment to preserving the environment and protecting the safety and health of our employees, contractors, customers and communities in which we operate. It is expected to be published in May 2001 and will be available on the Internet at www.exxonmobil.com at that time.

 .    Diversity in ExxonMobil highlights the initiatives and worldwide progress in this important area. It is expected to be published in May 2001 and will be available on the Internet at www.exxonmobil.com at that time.

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 .    A number of additional reports are available on the ExxonMobil website,
     www.exxonmobil.com, including:
     . Caring Neighbors: describes ExxonMobil's extensive community outreach programs and our contributions around the world
     . The Lamp: a quarterly magazine highlighting ExxonMobil's worldwide activities
     .    ExxonMobil Perspectives:  a business update for shareholders
     . Deepwater Solutions: information highlighting ExxonMobil's exploration/production technology
     . Global Climate Change - A Better Path Forward: information exploring the worldwide debate over the climate change issue.


In addition to this information, there are two upcoming events that will be available to the public via the Internet.

 .    Lee R. Raymond, Chairman and CEO of ExxonMobil will make a presentation to the investment community and media on April 23, 2001, beginning at 2:30 p.m. Eastern time. Mr. Raymond's comments and slides, as well as the press conference following the meeting, will be webcast live on the Internet. Instructions for accessing the webcast will be available at www.exxonmobil.com approximately one week prior to the event.

 .    ExxonMobil's annual meeting of shareholders is scheduled for May 30, 2001 at 9:30 a.m. Central time in the Morton H. Meyerson Symphony Center in Dallas, Texas. The meeting will be audiocast live on the Internet. Instructions for accessing the audiocast will be available at www.exxonmobil.com approximately one week prior to the event.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EXXON MOBIL CORPORATION


Date:  April 2, 2001               By:  /s/ DONALD D. HUMPHREYS
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                                   Name:  Donald D. Humphreys
                                   Title: Vice President, Controller and
                                          Principal Accounting Officer

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